Exhibit 10.4

AMENDMENT #1 TO THE SECURITIES PURCHASE AGREEMENT, REGISTRATION RIGHTS AGREEMENT, AND CONVERTIBLE PROMISSORY NOTE DATED DECEMBER 14, 2017

THIS AMENDMENT #1 (the “Amendment”) TO THE SECURITIES PURCHASE AGREEMENT, REGISTRATION RIGHTS AGREEMENT, AND CONVERTIBLE PROMISSORY NOTE dated December 14, 2017, is made effective as of December 18, 2017, by and between BioLargo, Inc., a Delaware corporation (the “Company”), and Vista Capital Investments, LLC, a California limited liability company (the “Holder”) (collectively the “Parties”).

BACKGROUND

A.     The Company and Holder are the parties to that certain securities purchase agreement (the “SPA”), registration rights agreement (“RRA”), and convertible promissory note in the principal amount of $500,000.00 (the “Note”), all dated December 14, 2017; and

B.     The Parties desire to amend the SPA, RRA, and Note, as set forth expressly below, to acknowledge the actual date of closing of the transactions contemplated by the SPA, RRA, and Note.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.     All references in the SPA, RRA, and Note to December 14, 2017 shall be replaced with December 18, 2017.

2.     This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the SPA, RRA, and Note. Except as specifically modified hereby, all of the provisions of the SPA, RRA, and Note, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BioLargo, Inc. /S/DENNIS CALVERT By: __________________________________ Name: Dennis Calvert Title: Chief Executive Officer	Vista Capital Investments, LLC /S/DAVID CLARK By: __________________________________ Name: David Clark Title: Principal

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